UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________
FORM 8-K
________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2026
________________________________________________
ENPHASE ENERGY, INC.
(Exact name of registrant as specified in its charter)
________________________________________________

Delaware	001-35480	20-4645388
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47281 Bayside Parkway
Fremont, CA 94538
(Address of principal executive offices, including zip code)
(707) 774-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	ENPH	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
On June 15, 2026 (the “Effective Date”), Enphase Energy, Inc. (the “Company”) entered into a Tax Credit Transfer Agreement (the “Agreement”) with a leading financial institution (the “Purchaser”).
Pursuant to the Agreement, the Company agreed to sell to the Purchaser up to $150,000,000 of advanced manufacturing production tax credits (“Tax Credits”) generated by the production of certain eligible components in the United States and the sale of such components to third parties during calendar year 2026 (the “Eligible Transactions”) pursuant to Section 45X of the Internal Revenue Code of 1986, as amended. Pursuant to the Agreement, the purchase price for such Tax Credits shall not exceed $139,500,000, payable in four installments during calendar year 2026 and 2027. Each payment date is subject to customary conditions precedent, including absence of default and the accuracy of representations and warranties of the Company. The Agreement contains customary covenants, indemnification, and termination provisions for comparable Tax Credit sale agreements.
Forward-looking Statements
This Form 8-K contains forward-looking statements, including, but not limited to, statements related to its expectations about its ability to generate tax credits in the future and to receive payments related to such credits. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, in addition to other risks described in more detail in its most recently filed Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and other documents on file with the SEC from time to time and available on the SEC’s website at www.sec.gov. The Company undertakes no duty or obligation to update any forward-looking statements contained in this Form 8-K as a result of new information, future events or changes in its expectations.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: June 18, 2026	ENPHASE ENERGY, INC.
	By:	/s/ Mandy Yang
Mandy Yang
Executive Vice President and Chief Financial Officer